Exhibit 10.10

Translation of Medicinal Material Procurement Contract

Party A (Purchaser): Yunnan Shangri-La Tibetan Pharmaceutical Group Limited

Party B (Supplier): Cili Peichu

Product’s Name	Spec	Unit	Quantity	Unit Price	Value (RMB)	Procurement Period	Memo
Chinese cinnamon		kg	13968	39.98	544,482.10	09.1.1-12.31
Xiaobopi San		kg	2250	101.98	227,658.51	09.1.1-12.31
Rhizoma Kaempferiae		kg	3189	41.10	131,057.67	09.1.1-12.31
Radix Et Rhizoma Rubiae		kg	5303	113.17	600,153,10	09.1.1-12.31
Marvel of Peru		kg	21195	37.26	789,737.00	09.1.1-12.31
Radix Onosmatis		kg	5145	258.43	1,329,561.11	09.1.1-12.31
Niter		kg	2230	61.57	137,289.20	09.1.1-12.31

The Aggregate Value: RMB 3,759,938.68

The Procurement Place: Yunnan Shangri-La Tibetan Medicine Group Co., Ltd.

Date of Delivery: Delivery within 20 days upon the signature of the Contract

Payment Method: Party A shall make payment of all the accounts payable within 10 days upon the entry of products in the warehouse and Party B shall draw the accounts receivable by presentation of the warehouse voucher.

Quality Standard: State Standard

Package: Polypropylene (PP) Knitted Bag or cloth bag free of any damage.

Quality Requirements by Party B: The products shall comply with the state quality standards as well as the agreed quality standard bases on the said quality standards; Packing Sound

Quality Requirements agreed by Both Parties: The Tibetan medicinal materials standard under the administration authorities of the Ministry of Public Health shall be executed.

Liability of Breach: The breached party shall make the compensation for the non-breach party by the amount equivalent to 30% of the aggregate value of the contract herein.

This contract is in duplicate and shall be effective upon both parties’ signature, seal, and putting one’s fingerprint.

Party A: Yunnan Shangri-La Tibetan Pharmaceutical Group Limited

Authorized Representative: Hong Yu (Signature)

Yunnan Shangri-La Tibetan Pharmaceutical Group Limited (Seal)

Signature Date: Jan 5, 2009

Party B: Cili Peichu

Authorized Representative: Cili Peichu (Signature)

Signature Date: Jan 5, 2009